UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2021

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 14, 2021. At the Annual Shareholders Meeting, the Company’s shareholders:

(1)elected for the ensuing year all 12 of the director nominees up for election and listed below;
(2)ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021;
(3)approved, on an advisory basis, the Company's executive compensation as reported in the Company's proxy statement for the Annual Shareholders Meeting;
(4)did not approve a shareholder proposal requesting an amendment to the Company’s proxy access bylaw to eliminate the shareholder nominating group limit; and
(5)did not approve a shareholder proposal requesting a report on the alignment of the Company’s lobbying activities with the Paris Agreement.

Below are the final voting results for each matter voted on at the Annual Shareholders Meeting, as certified by the Company’s inspector of election at such meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	249,747,697	99.21%	2,000,785	0.79%	307,546	20,166,671
Andrés Conesa	249,853,208	99.25%	1,888,449	0.75%	314,371	20,166,671
Maria Contreras-Sweet	248,694,552	98.79%	3,049,511	1.21%	311,965	20,166,671
Pablo A. Ferrero	250,578,010	99.54%	1,167,989	0.46%	310,029	20,166,671
William D. Jones	241,325,690	95.87%	10,395,204	4.13%	335,134	20,166,671
Jeffrey W. Martin	233,641,116	93.15%	17,183,779	6.85%	1,231,133	20,166,671
Bethany J. Mayer	249,411,480	99.07%	2,342,329	0.93%	302,219	20,166,671
Michael N. Mears	250,282,377	99.42%	1,466,687	0.58%	306,964	20,166,671
Jack T. Taylor	249,792,775	99.22%	1,952,436	0.78%	310,817	20,166,671
Cynthia L. Walker	250,493,661	99.49%	1,273,025	0.51%	289,342	20,166,671
Cynthia J. Warner	250,366,060	99.45%	1,372,375	0.55%	317,593	20,166,671
James C. Yardley	250,486,009	99.50%	1,251,024	0.50%	318,995	20,166,671

As previously reported in the Company’s proxy statement for the Annual Shareholders Meeting and in accordance with its director retirement policy, Kathleen L. Brown was not nominated to stand for re-election as a director of the Company at the Annual Shareholders Meeting. Accordingly, Ms. Brown retired as a director of the Company effective May 14, 2021.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	262,541,997	96.55%
Votes Against	9,371,589	3.45%
Abstentions	309,113	—%
Broker Non-Votes	—	—%

Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	244,113,359	97.11%
Votes Against	7,267,393	2.89%
Abstentions	675,276	—%
Broker Non-Votes	20,166,671	—%

Proposal 4: Shareholder Proposal Requesting an Amendment to the Company’s Proxy Access Bylaw to Eliminate the
Shareholder Nominating Group Limit

	Votes	% of Votes Cast
Votes For	61,186,471	24.66%
Votes Against	186,887,044	75.34%
Abstentions	3,982,513	—%
Broker Non-Votes	20,166,671	—%

Proposal 5: Shareholder Proposal Requesting a Report on Alignment of the Company’s Lobbying Activities with the Paris
Agreement

	Votes	% of Votes Cast
Votes For	92,978,629	37.47%
Votes Against	155,179,155	62.53%
Abstentions	3,898,244	—%
Broker Non-Votes	20,166,671	—%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 18, 2021	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer